UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒ Filed by a party other than the registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CARVANA CO.
(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Carvana Co. Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On May 6, 2024 For Stockholders of record as of March 11, 2024 Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Carvana Co. Meeting Type: Date: Time: Place: Annual Meeting of Stockholders Monday, May 6, 2024 2:30 PM, Pacific Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/CVNA for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/CVNA SEE REVERSE FOR FULL AGENDA INTERNET www.investorelections.com/CVNA TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com To order paper materials, use one of the following methods. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/CVNA If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before April 26, 2024. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the Notice and Proxy Statement and Annual Report, and to obtain directions to attend the meeting, go to: www.proxydocs.com/CVNA To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

Carvana Co. Annual Meeting of Stockholders PROPOSAL 1. Election of Directors 1.01 Ernest Garcia III 1.02 Ira Platt 2. Approval, by an advisory vote, of Carvana's executive compensation. 3. The ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2024. 4. To transact other business as may properly come before the meeting or any adjournment of the meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTORS IN PROPOSAL 1, AND "FOR" PROPOSALS 2
To view the Notice and Proxy Statement and Annual Report, and to obtain directions to attend the meeting, go to: www.proxydocs.com/CVNA To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.